UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 21, 2019

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure

On October 21, 2019, Veritex Holdings, Inc. (the “Company”), the holding company for Veritex Community Bank, a Texas state chartered bank, issued a press release describing its results of operations for the quarter ended September 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On Tuesday, October 22, 2019 at 8:30 a.m., Central Time, the Company will host an investor conference call and webcast to review its third quarter 2019 financial results. The webcast will include a slide presentation that consists of information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will be posted on the Company’s website on October 22, 2019. The presentation materials are attached hereto as Exhibit 99.2, which is incorporated by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events
On October 21, 2019, the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.125 per share on its outstanding common stock. The dividend will be paid on or after November 21, 2019 to shareholders of record as of the close of business on November 7, 2019. The press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated October 21, 2019
99.2	Presentation materials
99.3	Press release, dated October 21, 2019
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	October 21, 2019